EXHIBIT 21.01

INFORMATION REGARDING SUBSIDIARIES OF THE REGISTRANT

Name Under Which
Name	Jurisdiction of Organization	Subsidiary Does Business
Delaware Equipment Holdings, LLC	Delaware	Delaware Equipment Holdings, LLC

Entercom Austin, LLC	Delaware	Entercom Austin, LLC

Entercom Austin License, LLC	Delaware	Entercom Austin License, LLC

Entercom Boston 1 Trust	Massachusetts	Entercom Boston, LLC

Entercom Boston License, LLC

Entercom Springfield, LLC

Entercom Springfield License, LLC

Entercom Boston, LLC	Delaware	Entercom Boston, LLC

Entercom Boston License, LLC	Delaware	Entercom Boston License, LLC

Entercom Buffalo, LLC	Delaware	Entercom Buffalo, LLC

Entercom Buffalo License, LLC	Delaware	Entercom Buffalo License, LLC

Entercom Capital, Inc.	Delaware	Entercom Capital, Inc.

Entercom California, LLC	Delaware	Entercom Sacramento, Entercom San Francisco

Entercom Denver, LLC	Delaware	Entercom Denver, LLC

Entercom Denver License, LLC	Delaware	Entercom Denver License, LLC

Entercom Gainesville, LLC	Delaware	Entercom Gainesville, LLC

Entercom Gainesville License, LLC	Delaware	Entercom Gainesville License, LLC

Entercom Greensboro, LLC	Delaware	Entercom Greensboro, LLC

Entercom Greensboro License, LLC	Delaware	Entercom Greensboro License, LLC

Entercom Greenville, LLC	Delaware	Entercom Greenville, LLC

Entercom Greenville License, LLC	Delaware	Entercom Greenville License, LLC

Entercom Incorporated	Delaware	Entercom Incorporated

Entercom Indianapolis, LLC	Delaware	Entercom Indianapolis, LLC

Entercom Indianapolis License, LLC	Delaware	Entercom Indianapolis License, LLC

Entercom Kansas City, LLC	Delaware	Entercom Kansas City, LLC

Entercom Kansas City License, LLC	Delaware	Entercom Kansas City License, LLC

Entercom Madison, LLC	Delaware	Entercom Madison, LLC

Entercom Madison License, LLC	Delaware	Entercom Madison License, LLC

Entercom Memphis, LLC	Delaware	Entercom Memphis, LLC

Entercom Memphis License, LLC	Delaware	Entercom Memphis License, LLC

Entercom Milwaukee, LLC	Delaware	Entercom Milwaukee, LLC

Entercom Milwaukee License, LLC	Delaware	Entercom Milwaukee License, LLC

Entercom New Orleans, LLC	Delaware	Entercom New Orleans, LLC

Entercom New Orleans License, LLC	Delaware	Entercom New Orleans License, LLC

Entercom New York, Inc.	New York	Entercom Buffalo, LLC

Entercom Buffalo License, LLC

Entercom Rochester, LLC

Entercom Rochester License, LLC

Entercom Norfolk, LLC	Delaware	Entercom Norfolk, LLC

Name Under Which
Name	Jurisdiction of Organization	Subsidiary Does Business
Entercom Norfolk License, LLC	Delaware	Entercom Norfolk License, LLC

Entercom Portland, LLC	Delaware	Entercom Portland, LLC

Entercom Portland License, LLC	Delaware	Entercom Portland License, LLC

Entercom Properties, LLC	Delaware	Entercom Properties, LLC

Entercom Providence, LLC	Delaware	Entercom Providence, LLC

Entercom Providence License, LLC	Delaware	Entercom Providence License, LLC

Entercom Radio, LLC	Delaware	Entercom Radio, LLC

Entercom Rochester, LLC	Delaware	Entercom Rochester, LLC

Entercom Rochester License, LLC	Delaware	Entercom Rochester License, LLC

Entercom Sacramento License, LLC	Delaware	Entercom Sacramento License, LLC

Entercom San Francisco License, LLC	Delaware	Entercom San Francisco License, LLC

Entercom Seattle, LLC	Delaware	Entercom Seattle, LLC

Entercom Seattle License, LLC	Delaware	Entercom Seattle License, LLC

Entercom Springfield, LLC	Delaware	Entercom Springfield, LLC

Entercom Springfield License, LLC	Delaware	Entercom Springfield License, LLC

Entercom Wichita, LLC	Delaware	Entercom Wichita, LLC

Entercom Wichita License, LLC	Delaware	Entercom Wichita License, LLC

Entercom Wilkes-Barre Scranton, LLC	Delaware	Entercom Wilkes-Barre Scranton, LLC